Supplement dated August 30, 1999
                         to Prospectus Dated May 1, 1999
                    for GE Life & Annuity Separate Account 4
                                   P1152 1/99

The purpose of this supplement is to revise or modify certain information contained in your prospectus dated May 1, 1999. The changes made in this supplement relate to the following sections of your prospectus: Account 4; Transfers; The Death Benefit; Income Payments; and Requesting Payments.

Account 4 -- Investment Subdivisions

o VIP Overseas Portfolio of Variable Insurance Products Fund is subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited. (page 17)

o VIP II Contrafund Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 18)

o VIP III Growth & Income Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 18)

o VIP III Growth Opportunities Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 19)

o VIP II Asset Manager Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 20)

o Federated Insurance Series High Income Bond Fund II is advised by Federated Investment Management Company. (page 21)
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o    The Salomon Brothers Variable Series Funds Strategic Bond Fund should be categorized as a "Global Bond" fund rather than a "Domestic Bond" fund wherever categories are reflected in the prospectus. (page 21; see also pages 7, 10, 11, 13)

Transfers - Dollar-Cost Averaging

o    At the end of the second paragraph, add the following:

         The dollar-cost averaging program will begin 30 days after we receive your money, unless you specify an earlier date. (page 29)

The Death Benefit -- Death of an Owner or Joint Owner Before the Maturity Date

o In the Distribution Rules section, add the following at the end of the paragraph regarding Spouses:

         The Account Value on the date we receive due proof of death of the Annuitant will be set equal to the Death Benefit on that date. Any increase in the Account Value will be allocated to the Investment Subdivisions using the premium allocation in effect at that time. Any Death Benefit payable subsequently (at the death of the new Annuitant) will be based on the new Annuitant's age on the Policy Date, rather than the age of the previously deceased Annuitant. (page 32)

The Death Benefit -- Optional Guaranteed Minimum Death Benefit Rider

o    Add the following sentence at the end of the first paragraph:

         Age restrictions may apply. (page 33)

o Delete the third sentence of the last paragraph and replace it with the following:

         We charge you for this benefit. (page 34)

Income Payments

o Delete the first sentence in the first paragraph and replace it with the following:

         The Maturity Date is provided in the Policy, unless changed after issue. You may change the Maturity Date to any date at least ten years after the date of the last purchase payment. The Maturity Date cannot be a date later than the Policy anniversary on which the Annuitant reaches age 90, unless we approve a later date. To make a change, send written notice to our Home Office before the Maturity Date then in effect. If you change the Maturity Date, Maturity Date will then mean the new Maturity Date you selected. (page 34)

Requesting Payments

o Delete the last sentence of the first paragraph and replace it with the following:

         We will determine the amount as of the end of the Valuation Period during which our Home Office receives all such requirements. (page 41)


         This Supplement should be retained with your Prospectus for future reference.



                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230